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                                Money Market Fund

                                   PROSPECTUS

                                November 1, 1998

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================================================================================

PROSPECTUS

                      The 59 Wall Street Money Market Fund

                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The 59 Wall Street Money Market Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Trust. Shares of the Fund are offered by this Prospectus.

      The Fund is a type of mutual fund commonly known as a money market fund. It is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Fund's shares is expected to remain constant at $1.00. There can be no assurance that the investment objective of the Fund will be achieved or that the net asset value per share will not vary.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., and the shares are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency.

      The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Money Market Portfolio, a diversified open-end investment company having the same investment objective as the Fund.

      Brown Brothers Harriman & Co. is the investment adviser to the Portfolio and the administrator and shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge.

      This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1998. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                The date of this Prospectus is November 1, 1998.

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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Expense Table..............................................................   3
Financial Highlights.......................................................   4
Investment Objective and Policies..........................................   5
Investment Restrictions....................................................   6
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   7
Management of the Trust and the Portfolio .................................   9
Net Asset Value............................................................  13
Dividends and Distributions................................................  14
Taxes......................................................................  15
Description of Shares......................................................  15
Additional Information ....................................................  17
Appendix ..................................................................  19

                          TERMS USED IN THIS PROSPECTUS

Trust ..................................   The 59 Wall Street Trust
Fund ...................................   The 59 Wall Street Money Market Fund
Portfolio...............................   U.S. Money Market Portfolio
Investment Adviser .....................   Brown Brothers Harriman & Co.
Administrator of the Trust..............   Brown Brothers Harriman & Co.
Administrator of the Portfolio..........   Brown Brothers Harriman Trust Company
                                               (Cayman) Limited
Subadministrator of the Trust...........   59 Wall Street Administrators, Inc.
                                               ("59 Wall Street Administrators")
Subadministrator of the Portfolio.......   Signature Financial Group
                                               (Cayman) Limited
                                               ("SFG-Cayman")
Distributor.............................   59 Wall Street Distributors, Inc.
                                               ("59 Wall Street Distributors")
1940 Act................................   The Investment Company Act of 1940,
                                               as amended.

EXPENSE TABLE
================================================================================

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser on behalf of the Fund and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases ......................................     None
Sales Load Imposed on Reinvested Dividends ...........................     None
Deferred Sales Load ..................................................     None
Redemption Fee .......................................................     None

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

Investment Advisory Fee ..................................                 0.15%
12b-1 Fee..................................................                None
Other Expenses
  Administration Fee.......................................    0.110%
  Shareholder Servicing/Eligible Institution Fee ..........    0.225
  Other Expenses...........................................    0.065       0.40
                                                               -----       ----
Total Fund Operating Expenses.............................                 0.55%
                                                                           ====

                 Example                      1 year  3 years  5 years  10 years
                 -------                      ------  -------  -------  --------
A  shareholder  of the Fund would pay the
   following   expenses   on   a   $1,000
   investment,  assuming  (1)  5%  annual
   return,  and  (2)  redemption  at  the
   end of each time period.................     $ 6     $18      $31      $69
                                                ---     ---      ---      ---

      The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

      For more information with respect to the expenses of the Fund and the Portfolio, see "Management of the Trust and the Portfolio" herein.

FINANCIAL HIGHLIGHTS
================================================================================

      The following information for the five fiscal years ended June 30, 1998 has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.

                                                                    For the years ended June 30,
                                            -----------------------------------------------------------------------
                                              1998             1997            1996           1995           1994
                                            --------         ---------       ---------      ---------      --------
Net asset value, beginning of year .        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
Income from investment operations:
  Net investment income  ...........            0.05             0.05            0.05           0.05           0.03
  Dividends to shareholders
   from net investment income ......           (0.05)           (0.05)          (0.05)         (0.05)         (0.03)
                                            --------         --------        --------       --------       --------
Net asset value, end of year .......        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
                                            ========         ========        ========       ========       ========
Total return * .....................            5.22%            5.07%           5.33%          4.92%          2.94%
Ratios/supplemental data**:
 Net assets, end of year
   (000's omitted)..................        $937,790         $917,536        $763,972       $624,847       $556,982
 Ratio of expenses to average
   net assets*......................            0.55%            0.55%           0.55%          0.55%          0.55%
 Ratio of net investment income
   to average net assets ...........            5.11%            4.96%           5.14%          4.86%          2.88%

                                                                    For the years ended June 30,
                                            -----------------------------------------------------------------------
                                              1993             1992            1991           1990           1989
                                            --------         --------        --------       --------       --------
Net asset value, beginning of year..        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
Income from investment operations:
  Net investment income  ...........            0.03             0.05            0.07           0.08           0.08
  Dividends to shareholders
   from net investment income ......           (0.03)           (0.05)          (0.07)         (0.08)         (0.08)
                                            --------         --------        --------       --------       --------
Net asset value, end of year .......        $   1.00         $   1.00        $   1.00       $   1.00       $   1.00
                                            ========         ========        ========       ========       ========
Total return*.......................            3.02%            4.79%           7.13%          8.29%          8.65%
Ratios/supplemental data**:
 Net assets, end of year
   (000's omitted).................         $684,005         $596,008        $648,501       $458,792       $457,407
 Ratio of expenses to average
   net assets* ....................             0.53%            0.53%           0.56%          0.58%          0.59%
 Ratio of net investment income
   to average net assets............            2.97%            4.70%           6.83%          7.98%          8.33%

----------
* Had the expense reimbursement agreement, which commenced July 1, 1993, not been in place, the ratio of expenses to average net assets, for the years ended June 30, 1997, 1996, 1995 and 1994, would have been 0.55%, 0.56%,
      0.56% and 0.55%, respectively. For the same periods, the total return of the Fund would have been 5.07%, 5.32%, 4.90% and 2.94%, respectively. The expense reimbursement agreement was terminated on July 1, 1997.

** Ratios include the Fund's share of Portfolio income and expenses, as appropriate.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

      The investment objective of the Fund and the Portfolio is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

      The investment objective of the Fund and the Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies as described below which are the same for the Fund and the Portfolio are not fundamental and may be changed without such approval.

      Investments for the Portfolio mature or are deemed to mature within 397 days from the date of purchase and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. Currently, the Portfolio's investment policy is to invest only in money market instruments, including U.S. Government securities and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations. (See Appendix for more information.) The Portfolio does not invest more than 5% of its total assets in securities of a single issuer other than U.S. Government securities. All of the assets of the Portfolio are invested in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

                                  Risk Factors

      Although the assets of the Portfolio are invested in high quality short-term securities, the Portfolio is subject to interest rate risk and credit risk which causes fluctuations in the amount of income accrued on the Portfolio's investments and therefore in the daily dividend paid by the Fund and, in extreme cases, could cause the net asset value per share of the Fund to deviate from $1.00 per share. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in response to general changes in interest rates. Credit risk refers to the likelihood that an issuer will default on interest and principal payments. High quality securities of short maturities generally have relatively minimal credit risk.

                               Portfolio Brokerage

      Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

      Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Portfolio are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Portfolio regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Portfolio's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio and or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities. (See "Portfolio Transactions" in the Statement of Additional Information.)

      On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                           Other Investment Techniques

      Loans of Portfolio Securities. Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

INVESTMENT RESTRICTIONS
================================================================================

      The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the investment policies of the Fund and the Portfolio. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.)

      Since the investment restrictions of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investment restrictions of the Portfolio.

      As a  fundamental  policy,  money is not  borrowed by the  Portfolio in an amount  in  excess of 10% of its  assets.  It is  intended  that  money  will be borrowed only from banks and only either to accommodate requests for the withdrawal of part or all of an interest while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for the Portfolio at any time at which the amount of its borrowings exceed 5% of its net assets.

      As a non-fundamental policy, the Portfolio does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities). In addition, except for the investment of all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale.

      The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).

PURCHASE OF SHARES
================================================================================

      Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading and New York banks are open for business if the Trust receives the purchase order and acceptable payment for such order prior to 12:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Dividends are earned on the day that the purchase is executed on the books of the Trust.

      An investor who has an account with an Eligible Institution (see page 12) or a Financial Intermediary (see page 12) may place purchase orders for Fund shares with the Trust through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $1,000 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares to the Trust's account at State Street Bank and Trust Company, the Trust's custodian bank. Such payment must be in the form of either (a) an inter-bank wire transfer of "available funds" prior to 12:00 P.M., New York time, in which case a purchase order placed prior to 12:00 P.M., New York time is executed that day, or (b) a cashier's check drawn on a U.S. bank or a check certified by a U.S. bank, in which case a purchase order is executed after such a check has been converted into "available funds", generally the next business day after the check is received for the Trust by State Street Bank and Trust Company. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

      Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

      A redemption request must be received by the Trust prior to 12:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading and New York banks are open for business. Such a redemption is executed at the net asset value per share next determined on that same day.

Proceeds of a redemption are paid in "available funds" generally on the day the redemption request is executed, and in any event within seven days. A shareholder continues to receive each daily dividend declared prior to the day on which a redemption request is executed on the books of the Trust.

      Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

      Shares held directly in the name of a shareholder on the books of the Trust may be redeemed by submitting a redemption request in good order to the Trust through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Trust directly to the shareholder.

      A shareholder redeeming shares should be aware that the net asset value of the Fund's shares may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value".

                            Redemptions By the Trust

      The Fund's Shareholder Servicing Agent (see page 11), each Eligible Institution and each Financial Intermediary (see page 12) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $100,000.

                         Further Redemption Information

      In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

      An  investor  should be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE TRUST AND THE PORTFOLIO
================================================================================

                              Trustees and Officers

      The Trust's Trustees, in addition to supervising the actions of the Trust's Administrator and Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Trust's Trustees are not the same individuals as the Portfolio's Trustees.

      Because of the services rendered to the Portfolio by the Investment Adviser and to the Trust and the Portfolio by their respective Administrators, the Trust and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio. (See "Trustees and Officers" in the Statement of Additional Information.)

    The Trustees of the Trust are:

        J.V. Shields, Jr.
          Chairman and Chief Executive Officer of
            Shields & Company

        Eugene P. Beard
          Vice Chairman, Finance and Operations of
            The Interpublic Group of Companies

        David P. Feldman
          Retired, Chairman and Chief Executive
            Officer of AT&T  Investment
            Management Corporation

        Alan G. Lowy
          Private Investor

        Arthur D. Miltenberger
          Retired, Vice President and Chief Financial
            Officer of Richard K. Mellon and Sons

   The Trustees of the Portfolio are:

        H.B. Alvord
          Retired, Former Treasurer and Tax Collector of Los Angeles County

        Richard L. Carpenter
          Retired, Director of Internal Investments of the Public School Employees' Retirement
            System

        Clifford A. Clark
          Retired, Former Senior Manager of Brown
            Brothers Harriman & Co.

        David M. Seitzman
          Retired, Physician with Seitzman, Shuman,
            Kwart and Phillips

                               Investment Adviser

      The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

      Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions, places the purchase and sale orders for portfolio transactions, and generally manages the Portfolio's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1998, it managed total assets of approximately $30 billion.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.15% of the average daily net assets of the Portfolio. Brown Brothers Harriman &

Co. and its affiliates also receive annual administration fees from the Fund equal to 0.075% of the average daily net assets of the Fund, annual administration fees from the Portfolio equal to 0.035% of the average daily net assets of the Portfolio, and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

      The investment advisory services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Trust and Brown Brothers Harriman & Co. dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

      Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 Administrators

      Brown Brothers Harriman & Co. acts as Administrator of the Trust and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of the Portfolio. (See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

      In its capacity as Administrator of the Trust, Brown Brothers Harriman & Co. administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

      For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Trust, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.075% of the Fund's average daily net assets.

      Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the
Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

      For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of the Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of SFG-Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG-Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

                           Shareholder Servicing Agent

      The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman

& Co., as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

                            Financial Intermediaries

      From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                              Eligible Institutions

      The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

                                   Distributor

      59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

      59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

      State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is the Custodian for the Fund and the Portfolio and Transfer and Dividend Disbursing Agent for the Fund.

      As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the net asset value and net income per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing ownership of the Fund's shares.

      As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

                              Independent Auditors

      Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund and Portfolio.

NET ASSET VALUE
================================================================================

      The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

      The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

      The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

      The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

      The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

      All the Fund's net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly.

      Net income of the Fund consists of (i) all income accrued on the assets of the Fund (i.e., the Fund's pro rata share of the net income of the Portfolio), less (ii) all actual and accrued expenses of the Fund. (See "Net Asset Value".)

      Determination of the Fund's net income is made immediately prior to the determination of the net asset value per share of the Fund at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. Net income for days other than such business days is determined as of 4:00 P.M., New York time on the immediately preceding business day. Dividends declared are payable to shareholders of record on the date of determination. Shares purchased through submission of a purchase order prior to 12:00 P.M., New York time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. (See "Redemption of Shares".)

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, dividends are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. Such shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

      The net income and capital gains and losses, if any, of the Portfolio are determined at 4:00 P.M., New York time on each business day. Net income for days other than business days is determined as of 4:00 P.M., New York time on the immediately preceding business day. All the net income, as defined below, and capital gains and losses, if any, so determined are allocated pro rata among the Fund and the other investors in the Portfolio at the time of such determination.

      For this purpose the net income of the Portfolio (from the time of the immediately preceding determination thereof) consists of (i) accrued interest, accretion of discount and amortization of premium on securities held by the Portfolio, less (ii) all actual and accrued expenses of the Portfolio (including the fees payable to the Investment Adviser and Administrator of the Portfolio).

TAXES
================================================================================

      Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

      Dividends of net income (as defined under "Dividends and Distributions") and net short-term capital gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These distributions are not eligible for the dividends-received deduction allowed to corporate shareholders.

      Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              State and Local Taxes

      The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments in money market instruments would not be subject to United States withholding tax.

                                Other Information

      Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

      The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800.

      Pursuant to the Trust's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of full and fractional shares of each series of the Trust, one of which is the Fund. The Trustees of the Trust may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust and may authorize the creation of additional series of shares, the proceeds of which would be invested in separate, independently managed portfolios. Currently there are two series in addition to the Fund.

      The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares when issued are fully paid and nonassessable by the Trust, except as set forth below. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees of the Trust may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders.

      The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The  Portfolio,  in which all of the assets of the Fund are  invested,  is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.

Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

      Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

      Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

ADDITIONAL INFORMATION
================================================================================

      As used in this Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

      Fund  shareholders   receive  semi-annual  reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

      Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)

      The Trust may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

      The Fund's "yield" and "effective yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below.

      The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

   This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX
================================================================================

      This Appendix is intended to provide descriptions of the short-term securities the Portfolio may purchase. However, other such securities not mentioned below may be purchased for the Portfolio if they meet the quality and maturity guidelines set forth in the Portfolio's investment policies.

================================================================================

                           U.S. Government Securities

      Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

                                Bank Obligations

      Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information. There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United

States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown Brothers Harriman & Co., or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

                                Commercial Paper

      Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

                             Repurchase Agreements

      Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

                          Reverse Repurchase Agreements

      Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Fund's net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

                   When-Issued and Delayed Delivery Securities

      Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

                                Other Obligations

      Assets of the Portfolio may be invested in bonds, with maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

      Assets of the Portfolio may also be invested in obligations of the International Bank for Reconstruction and Development which may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future. However, assets of the Portfolio may not be invested in obligations of the Inter-American Development Bank or the Asian Development Bank.

The 59 Wall Street Trust

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts  02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759

      No  dealer,  salesman  or  any  other person has been
authorized   to  give  any   information  or  to  make  any
representations,   other  than  those   contained  in  this
Prospectus  and  the  Statement of Additional  Information,
in  connection with the offer contained in this Prospectus,
and   if   given   or   made,  such  other  information  or
representations  must  not  be  relied  upon as having been
authorized   by  the  Trust  or   the   Distributor.   This
Prospectus does not constitute an offer by the Trust or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.